                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      December 9, 2002
                                                 -------------------------

                              MERCK & CO., Inc.
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

                                  New Jersey
-------------------------------------------------------------------------------
                (State or Other Jurisdiction of Incorporation)

            1-3305                                         22-1109110
-------------------------------             ------------------------------------
   (Commission File Number)                 (I.R.S. Employer Identification No.)

One Merck Drive, PO Box 100, Whitehouse Station, NJ         08889-0100
-------------------------------------------------------------------------------
   (Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code         (908) 423-1000
                                                     -------------------------

Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c)  Exhibits
          --------
     Exhibit 99       Press release issued December 9, 2002        Filed with
                      by Medco Health Solutions, Inc., a           this document
                      wholly-owned subsidiary of the Registrant


Item 9. Regulation FD Disclosure
--------------------------------

Incorporated by reference is a press release issued by Medco Health Solutions, Inc., a wholly-owned subsidiary of the Registrant on December 9, 2002, attached as Exhibit 99. This information is not "filed" pursuant to the Securities Exchange Act and is not incorporated by reference into any Securities Act registration statements. Additionally, the submission of this report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.






                                  SIGNATURES
                                  ----------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                              MERCK & CO., Inc.




Date:  December 9, 2002                       By: /s/ Debra A. Bollwage
                                                 --------------------------
                                                 DEBRA A. BOLLWAGE
                                                 Assistant Secretary

                                EXHIBIT INDEX
                                -------------


Exhibit
Number                     Description
-------                    -----------

 99                        Press release issued December 9, 2002
                           by Medco Health Solutions, Inc., a
                           wholly-owned subsidiary of the Registrant